Income Tax - Schedule Of Deferred Tax Assets And Liabilities (Detail) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Components of Deferred Tax Assets [Abstract]
Net operating loss carryforward	$ 0	$ 0
Startup/Organization Expenses	802,539	396,253
Total deferred tax assets	802,539	396,253
Valuation Allowance	(802,539)	(396,253)
Deferred tax assets	$ 0	$ 0